UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously announced, on August 8, 2022, Avalara, Inc., a Washington corporation (“Avalara” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Avalara, Lava Intermediate, Inc., a Delaware corporation (“Parent”), and Lava Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Avalara (the “Merger”), with Avalara continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent.

Supplemental Disclosures in Connection with Transaction Litigation

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the definitive proxy statement (the “Proxy Statement”) filed by the Company on September 12, 2022 and mailed by the Company to its stockholders commencing on September 12, 2022. The information contained in this Form 8-K is incorporated by reference into the Proxy Statement. Terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Following the announcement of the Merger Agreement and as of the date of this Form 8-K, eight lawsuits have been filed in connection with the Merger on behalf of purported individual stockholders of the Company—James Albrecht v. Avalara, Inc., et al., No. 22-cv-7486 (S.D.N.Y., Sept. 1, 2022), Ryan O’Dell v. Avalara, Inc., et al., No. 22-cv-7720 (S.D.N.Y., Sept. 9, 2022), Stephen Bushansky v. Avalara, Inc., et al., No. 22-cv-7882 (S.D.N.Y., Sept. 14, 2022), Michael Rubin v. Avalara, Inc., et al., No. 22-cv-08042 (S.D.N.Y., Sept. 20, 2022), Anthony Morgan v. Avalara, Inc., et al., No. 22-cv-08077 (S.D.N.Y., Sept. 21, 2022), Edward Benes v. Avalara, Inc., et al., No. 22-cv-08079 (S.D.N.Y., Sept. 21, 2022), Susan Finger v. Avalara, Inc., et al., No. 22-cv-08092 (S.D.N.Y., Sept. 22, 2022), and Shannon O’Neill v. Avalara, Inc., et al., No. 22-cv-8140 (S.D.N.Y., Sept. 26, 2022). These lawsuits (collectively, the “Actions”), name the Company and individual officer(s) and members of the Company’s board of directors as defendants (collectively, the “Defendants”). The complaints in the Actions allege that the preliminary version of the Proxy Statement, together with the Proxy Statement (collectively, the “Proxy Statements”), were materially deficient and therefore misleading in certain respects in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and SEC Rule 14a-9 promulgated thereunder. Specifically, the complaints in the Actions allege, among other things, that the Proxy Statements failed to disclose certain information relating to the Company’s financial projections, Goldman Sachs’ financial analyses, potential conflicts of interest, and the process and events that preceded the signing of the Merger Agreement.

Avalara believes that the Actions are without merit and that no further disclosure is required to supplement the Proxy Statement under applicable law; however, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, the Company has agreed to make certain supplemental disclosures to the Proxy Statement as set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Actions.

Supplements to the Proxy Statement

The supplemental disclosures to the Proxy Statement set forth in this Form 8-K below should be read alongside the Proxy Statement, which should be read in its entirety, and to the extent that information in this Form 8-K differs from or updates information contained in the Proxy Statement, this Form 8-K shall supersede the information in the Proxy Statement. Defined terms used but not otherwise defined herein have the meanings set forth in the Proxy Statement.

1.	The section of the Proxy Statement entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

A.	By adding the underlined and bolded text below to the seventh full paragraph on page 36 (such paragraph beginning with “Over the course of the end of May…”) of the Proxy Statement:

Over the course of the end of May and the first week of June, Party A, Party B, Party C, Party D, Party E, Vista and Party G entered into confidentiality agreements with Avalara. The confidentiality agreements included a prohibition on the counterparty contacting debt or equity financing sources without Avalara’s prior approval, as well as a standstill provision, which did not prohibit the counterparty from making private acquisition proposals to Avalara and that fell away upon the announcement of the proposed merger (and which provided that such standstill provisions would fall away, among other things, upon the announcement of certain similar potential extraordinary transactions involving Avalara). As Party B had already engaged in discussions with an institutional co-investor regarding a potential acquisition of Avalara prior to being contacted by Goldman Sachs, Party B requested consent from Avalara to contact such institutional co-investor as a potential financing source in connection with the potential sale process. Following discussions between Avalara senior management and representatives of Goldman Sachs, Avalara’s senior management determined it was in the best interests of Avalara, and consistent with the directions of the Board, to permit Party B to contact such institutional co-investor as a potential financing source. Party F informed Goldman Sachs that it did not wish to participate in the potential sale process and did not execute a confidentiality agreement.

B.	By adding the underlined and bolded text below to the fifth full paragraph on page 38 (such paragraph beginning with “Also on June 17, 2022, the Board…”) of the Proxy Statement:

Also on June 17, 2022, the Board held a special meeting by videoconference with members of Avalara’s senior management and representatives of Goldman Sachs and Simpson Thacher & Bartlett LLP (“Simpson Thacher”), Avalara’s outside counsel, in attendance. Before the representatives of Goldman Sachs joined the meeting, members of Avalara’s senior management reviewed with the Board an extrapolation of the May Projections for fiscal years 2026 through 2042 that had been prepared by Avalara’s senior management for use by Goldman Sachs in their financial analyses. Following discussion, the Board approved the extrapolation of the May Projections for use by Goldman Sachs in their financial analyses. A member of Avalara’s senior management also reviewed with the Board the engagement letter with Goldman Sachs that had been previously reviewed by a majority of the directors and entered into by Avalara, which the Board ratified at this meeting. Following such discussion, representatives of Goldman Sachs joined the meeting. A representative of Simpson Thacher reviewed and discussed with the Board its fiduciary duties, including those in connection with a potential sale of Avalara after taking into consideration the potential conflict of interest arising from the fact that Ross Tennenbaum, Avalara’s chief financial officer, was previously employed by Goldman Sachs until March 2019. Representatives of Goldman Sachs provided an update on the potential sale process, including an inquiry from a representative of a private equity firm regarding a rumor of a potential transaction process involving Avalara, in respect of which the representatives of Goldman Sachs expressed their views that the private equity firm did not have a serious interest in Avalara given the nature of the outreach and that they had not made any further inquiries, and a request by Vista to potentially review the proposed form of merger agreement for any transaction in advance of submitting initial indications of interest. A representative of Simpson Thacher reviewed with the Board a draft merger agreement that contemplated, among other things, a “hell or high water” regulatory efforts standard requiring an acquiror to take all actions to obtain all necessary regulatory approval, a “go-shop” provision permitting Avalara to solicit alternative proposals following the execution of the merger agreement, the ability of Avalara to terminate the merger agreement to accept a superior proposal, a company termination fee equal to 2.0% of transaction equity value (or, with respect to a proposal received from a party that made an alternative proposal during the “go-shop” period, 1.0% of transaction equity value) and a reverse termination fee equal to 8.0% of transaction equity value. Following discussion, the Board directed members of Avalara’s senior management and Goldman Sachs to provide the draft merger agreement to the parties participating in the potential sale process. Thereafter, the draft merger agreement was made available in the virtual data room to Party A, Party B, Party C, Party E and Vista. The draft merger agreement was not made available to Party G as they were still separately considering whether to explore a potential transaction.

2.	The section of the Proxy Statement entitled “The Merger—Opinion of Goldman Sachs & Co. LLC” is hereby supplemented as follows:

A.

By adding the underlined and bolded text below to the last paragraph beginning on page 54 and continuing onto page 55 of the Proxy Statement under the heading “Illustrative Discounted Cash Flow Analysis” (such paragraph beginning with “Using the Forecasts and the NOL Forecasts…”):

Illustrative Discounted Cash Flow Analysis. Using the Forecasts and the NOL Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Avalara to derive a range of illustrative present values per share of Avalara’s common stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 11.50% to 15.50%, reflecting estimates of Avalara’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 (i) estimates of unlevered free cash flow (less stock-based compensation expenses) for Avalara for the third and fourth quarters of fiscal year 2022 and the fiscal years 2023 through 2042 as reflected in the Forecasts and (ii) a range of illustrative terminal values for Avalara, which were calculated by applying perpetuity growth rates ranging from 2.0% to 4.0% to a terminal year estimate of the unlevered free cash flow (less stock-based compensation expenses) to be generated by Avalara of $3,047 million, as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management (which analysis implied exit terminal year EV / NTM unlevered free cash flow (unburdened by stock-based compensation expenses) multiples ranging from 7.1x to 12.6x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including Avalara’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Avalara, as well as certain financial metrics for the United States financial markets generally. The range of illustrative perpetuity growth rates for Avalara was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. In addition, assuming discount rates ranging from 11.50% to 15.50%, reflecting an estimate of Avalara’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 the estimated benefits of Avalara’s net operating losses (“NOLs”) for the fiscal years 2022 through 2042, as reflected in the NOL Forecasts.

B.

By adding the underlined and bolded text below to the first full paragraph on page 55 of the Proxy Statement under the heading “Illustrative Discounted Cash Flow Analysis” (such paragraph beginning with “Goldman Sachs derived a range of illustrative enterprise…”):

Goldman Sachs derived a range of illustrative enterprise values for Avalara by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Avalara $1,087 million (which is the amount of Avalara’s total debt and debt-like items as of June 30, 2022, including $978 million of convertible senior notes, $12 million of accrued purchase price related to acquisitions and $97 million of accrued earnout liabilities), and added $1,461 million (which is the amount of Avalara’s unrestricted cash and cash equivalents as of June 30, 2022), as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, to derive a range of illustrative equity values for Avalara. Goldman Sachs then divided the range of illustrative equity values it derived by the corresponding number of fully diluted outstanding shares of Avalara’s common stock, the range of which was 93.6 million to 94.1 million, as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, using the treasury stock method, to derive a range of illustrative present values per share of Avalara’s common stock ranging from $54.74 to $112.95.

C.

By adding the underlined and bolded text below to, and removing the strikethrough text from, the third full paragraph on page 55 of the Proxy Statement under the heading “Illustrative Present Value of Future Share Price Analysis” (such paragraph beginning with “Goldman Sachs then subtracted the amount…”):

Goldman Sachs then subtracted the amount of Avalara’s total debt and debt-like items, which included convertible senior notes, accrued purchase price related to acquisitions and accrued earnout liabilities, of $1,062 million, $1,011 million and $996 million, as of December 31 for each of the fiscal years 2022, 2023 and 2024, respectively, and added the amount of Avalara’s unrestricted cash and cash equivalents of $1,493 million, $1,527 million and $1,696 million, as of December 31 for each of the fiscal years ~~2022 to 2024~~2022, 2023 and 2024, respectively, each as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, from the respective enterprise values in order to derive a range of illustrative equity values as of December 31 for each of the fiscal years 2022 to 2024. Goldman Sachs then divided these implied equity values by the approximately 96 million, 100 million and 104 million projected year-end number of fully diluted outstanding shares of Avalara’s common stock for each of the fiscal years ~~2022 to 2024~~2022, 2023 and 2024, respectively, calculated based on estimated annual dilution and ~~the number of~~approximately 94 million fully diluted shares of Avalara’s common stock, each as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, using the treasury stock method, to derive a range of implied future equity values per share of Avalara’s common stock. Goldman Sachs then discounted these implied future equity values per share to August 5, 2022 using an illustrative discount rate of 13.75%, reflecting an estimate of Avalara’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $75.42 to $125.43 per share of Avalara’s common stock.

D.

By replacing the table and accompanying footnotes on page 56 of the Proxy Statement under the heading “Selected Transactions Analysis” in their entirety with the following table and accompanying footnotes:

Announcement Date	Target	Acquiror	EV/NTM Revenue	Transaction Value ($B)	All Cash Consideration
August 2022	Ping Identity	Thoma Bravo	7.7 x	$2.8	Yes
June 2022	Zendesk	Permira & H&F	5.5 x	$9.9	Yes
April 2022	SailPoint	Thoma Bravo	12.9 x	$7.0	Yes
April 2022	Datto	Kaseya / Insight	8.0 x	$6.0	Yes
June 2022	Anaplan	Thoma Bravo	12.8 x(1)	$10.1	Yes
March 2022	Mandiant	Google	9.7 x	$5.5	Yes
July 2021	Medallia	Thoma Bravo	10.8 x	$6.4	Yes
April 2021	Proofpoint	Thoma Bravo	9.1 x	$11.4	Yes
December 2020	Pluralsight	Vista	8.5 x	$3.7	Yes
December 2020	Slack	Salesforce	28.4 x(2)	$28.1	No
June 2019	Tableau	Salesforce	10.9 x	$15.7	No
February 2019	Ultimate Software	Hellman & Friedman	8.4 x	$10.9	Yes
November 2018	Apptio	Vista	7.1 x	$1.8	Yes
October 2018	SendGrid	Twilio	11.5 x	$1.8	No
June 2018	Adaptive Insights	Workday	10.9 x	$1.6	Yes
March 2018	MuleSoft	Salesforce	15.7 x	$6.5	No
July 2016	Netsuite	Oracle	8.6 x	$9.4	Yes
June 2016	Demandware	Salesforce	8.9 x	$2.8	Yes
May 2016	Marketo	Vista	5.9 x	$1.7	Yes
April 2016	Cvent	Vista	6.1 x	$1.5	Yes
October 2015	Solarwinds	Thoma Bravo	7.7 x	$4.4	Yes
September 2014	Concur	SAP	10.2 x	$8.3	Yes
July 2013	Sourcefire	Cisco	7.7 x	$2.4	Yes
Median (All Transactions)			8.9 x
Median (All Transactions – Cash Only)			8.5 x

(1)	Reflects revised purchase price of $63.75 per share as announced on June 6, 2022.
(2)	As of pre-announcement date as disclosed in Slack’s Form S-4.

E.

By adding the underlined and bolded text below to the second full paragraph on page 57 of the Proxy Statement under the heading “Selected Transactions Analysis” (such paragraph beginning with “Based on the results of the foregoing…”):

Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs selected a reference range of EV/NTM revenue multiples of 7.0x to 12.0x and applied such range to Avalara’s NTM revenue, to derive a range of implied enterprise values for Avalara. Goldman Sachs then subtracted from the range of implied enterprise values $1,087 million (which is the amount of Avalara’s total debt and debt-like items as of June 30, 2022, including $978 million of convertible senior notes, $12 million of accrued purchase price related to acquisitions and $97 million of accrued earnout liabilities), and added $1,461 million (which is the amount of Avalara’s unrestricted cash and cash equivalents as of June 30, 2022), as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, to derive a range of illustrative equity values for Avalara. Goldman Sachs divided the range of illustrative equity values by the corresponding number of fully diluted outstanding shares of Avalara’s common stock, the range of which was 93.9 million to 94.2 million, as provided by Avalara management and approved for Goldman Sachs’ use by Avalara management, using the treasury stock method, to derive a range of implied equity values per share of Avalara’s common stock of $79.08 to $132.25.

3.	The section of the Proxy Statement entitled “The Merger—Financial Projections” is hereby supplemented as follows:

A.

By adding the underlined and bolded text below to the third full paragraph on page 55 under the heading “Illustrative Present Value of Future Share Price Analysis” (such paragraph beginning with “Goldman Sachs then subtracted the amount…”) of the Proxy Statement:

The May Projections were made available to Vista and other potential bidders involved in the potential sale process in the course of their due diligence, and the July Projections were made available to Vista in the course of its due diligence. Avalara’s senior management also prepared extrapolations of the May Projections and the July Projections (the latter of which we refer to as the “July Extrapolations”) for fiscal years 2026 through 2042, which were approved by the Board and provided to Goldman Sachs along with the May Projections and the July Projections. The July Projections and the July Extrapolations were approved by the Board, and the NOL Forecasts were approved by Avalara’s senior management and provided to the Board, for Goldman Sachs’s use for purposes of its financial analyses summarized above under “Opinion of Goldman Sachs & Co. LLC.” Goldman Sachs expressed no view or opinion as to these financial projections or the assumptions on which they were based. A summary of the May Projections and the July Projections (which we refer to collectively as the “Projections”) and the July Extrapolations, in each case including the NOL Forecasts, are set forth below.

B.	By replacing the table entitled “July Projections and NOL Forecasts” and accompanying footnotes in their entirety with the following tables and accompanying footnotes:

July Projections

(US$ in millions)	2022E	2023E	2024E	2025E
Total Revenue	$869	$1,106	$1,405	$1,793
Non-GAAP Gross Profit(1)	$640	$833	$1,083	$1,421
Non-GAAP Operating Income (Loss)(2)	$0	$52	$140	$273
Unlevered Free Cash Flow(3)	$27	$88	$187	$334
Stock Based Compensation	$139	$188	$225	$269
Total Federal Net Operating Losses Used	$0	$0	$0	$0
Total State Net Operating Losses Used	$0	$0	$0	$0
Total Cash Tax Savings from NOLs(4)	$0	$0	$0	$0
GAAP Operating Income (Loss)(5)	$(163)	$(160)	$(109)	$(19)

(1)	Non-GAAP Gross Profit is defined as gross profit excluding the effects of stock-based compensation expense and amortization of acquired intangible assets.
(2)	Non-GAAP Operating Income (Loss) is defined as operating income (loss) excluding the effects of stock-based compensation expense and amortization of acquired intangible assets.
(3)

“Unlevered Free Cash Flow” is defined as Non-GAAP Operating Income (Loss), less estimated cash taxes excluding the effect of utilization of state and federal net operating losses (“NOLs”) where applicable, plus depreciation and amortization, less capital expenditures, plus change in deferred revenues, less other changes in net working capital. In performing its discounted cash flow analysis, Goldman Sachs used Unlevered Free Cash Flow, less Stock Based Compensation expense, plus the effect of utilization of NOLs where applicable.

(4)	Assumes federal income tax rate of 21% and state income tax rate of 4%.
(5)	GAAP Operating Income (Loss) is defined as operating income (loss) including the effects of stock-based compensation expense and amortization of acquired intangible assets.

July Extrapolations

(US$ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue	$2,230	$2,735	$3,290	$3,890	$4,535
Non-GAAP Gross Profit(1)	$1,765	$2,170	$2,610	$3,090	$3,640
Non-GAAP Operating Income (Loss)(2)	$385	$510	$650	$820	$1,060
Unlevered Free Cash Flow(3)	$434	$542	$653	$782	$974
Stock Based Compensation	$312	$328	$329	$311	$317
Total Federal Net Operating Losses Used	$58	$145	$257	$407	$594
Total State Net Operating Losses Used	$58	$145	$257	$407	$374
Total Cash Tax Savings from NOLs(4)	$15	$36	$64	$102	$140
GAAP Operating Income (Loss)(5)	$73	$182	$321	$509	$743

(US$ in millions)	2031E	2032E	2033E	2034E	2035E	2036E
Total Revenue	$5,215	$5,910	$6,615	$7,315	$8,010	$8,680
Non-GAAP Gross Profit(1)	$4,205	$4,765	$5,395	$5,970	$6,565	$7,115
Non-GAAP Operating Income (Loss)(2)	$1,300	$1,535	$1,840	$2,115	$2,420	$2,710
Unlevered Free Cash Flow(3)	$1,170	$1,344	$1,582	$1,778	$2,032	$2,231
Stock Based Compensation	$365	$355	$397	$366	$401	$347
Total Federal Net Operating Losses Used	$132	$0	$0	$0	$0	$0
Total State Net Operating Losses Used	$0	$0	$0	$0	$0	$0
Total Cash Tax Savings from NOLs(4)	$28	$0	$0	$0	$0	$0
GAAP Operating Income (Loss)(5)	$935	$1,180	$1,443	$1,749	$2,020	$2,363

(US$ in millions)	2037E	2038E	2039E	2040E	2041E	2042E
Total Revenue	$9,330	$9,960	$10,565	$11,145	$11,695	$12,210
Non-GAAP Gross Profit(1)	$7,645	$8,255	$8,755	$9,240	$9,695	$10,120
Non-GAAP Operating Income (Loss)(2)	$3,005	$3,350	$3,600	$3,850	$4,140	$4,315
Unlevered Free Cash Flow(3)	$2,454	$2,715	$2,877	$3,063	$3,279	$3,407
Stock Based Compensation	$373	$398	$317	$334	$351	$366
Total Federal Net Operating Losses Used	$0	$0	$0	$0	$0	$0
Total State Net Operating Losses Used	$0	$0	$0	$0	$0	$0
Total Cash Tax Savings from NOLs(4)	$0	$0	$0	$0	$0	$0
GAAP Operating Income (Loss)(5)	$2,632	$2,952	$3,283	$3,516	$3,789	$3,949

(1)	Non-GAAP Gross Profit is defined as gross profit excluding the effects of stock-based compensation expense and amortization of acquired intangible assets.
(2)	Non-GAAP Operating Income (Loss) is defined as operating income (loss) excluding the effects of stock-based compensation expense and amortization of acquired intangible assets.
(3)

“Unlevered Free Cash Flow” is defined as Non-GAAP Operating Income (Loss), less estimated cash taxes excluding the effect of utilization of state and federal net operating losses (“NOLs”) where applicable, plus depreciation and amortization, less capital expenditures, plus change in deferred revenues, less other changes in net working capital. In performing its discounted cash flow analysis, Goldman Sachs used Unlevered Free Cash Flow, less Stock Based Compensation expense, plus the effect of utilization of NOLs where applicable.

(4)	Assumes federal income tax rate of 21% and state income tax rate of 4%.
(5)	GAAP Operating Income (Loss) is defined as operating income (loss) including the effects of stock-based compensation expense and amortization of acquired intangible assets.

Additional Information and Where to Find It

This report has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara has filed a definitive proxy statement on Schedule 14A on September 12, 2022 (the “Proxy Statement”) relating to a special meeting of its shareholders with the Securities and Exchange Commission (the “SEC”). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the Proxy Statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been filed with the SEC and mailed or otherwise made available to Avalara shareholders. Shareholders are able to obtain a copy of the Proxy Statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests is contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this report that such “forward looking statements”, wherever they occur in this report or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; and (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021, Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Quarterly Report on Form 10-Q for the period ended on June 30, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALARA, INC.

/s/ Alesia L. Pinney
Name:	Alesia L. Pinney
Title:	Executive Vice President, Chief Legal Officer, and Secretary

Date: October 4, 2022